DOCKET NO: DBDCV146015986S

SUPERIOR COURT

EQUITY CAPITAL VENTURES, INC.
V.
XUN ENERGY, INC.

JUDICIAL DISTRICT OF DANBURY
AT DANBURY

11/17/2014

ORDER

ORDER REGARDING:
10/10/2014 101.00 MOTION FOR JUDGMENT IN ACCORDANCE WITHSTIPULATION

The foregoing, having been heard by the Court, is hereby:

ORDER: GRANTED

The court finds that the Stipulation of the parties dated October 2, 2014 is fair, equitable and reasonable under and enters judgment in accordance therewith.

Judicial Notice (JDNO) was sent regarding this order.

434450

Judge: ANTHONY D TRUGLIA